Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew M. Peakes, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of DGSE Companies, Inc. on Form 10-K/A for the fiscal year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K/A fairly presents in all material respects the financial condition and results of operations of DGSE Companies, Inc.

April 27, 2016

By:	/s/ MATTHEW M. PEAKES
Matthew M. Peakes
Chief Executive Officer, President and Chairman of the Board

A signed original of this written statement required by Section 906 has been provided to DGSE Companies, Inc. and will be retained by DGSE Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.